UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

February 9, 2004

Date of Report (Date of earliest event reported)

THE IT GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-09037	33-0001212

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2790 Mosside Boulevard, Monroeville, Pennsylvania	15146

(Address of Principal Executive Offices)	(Zip Code)

(412) 372-7701

(Registrant's Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 9.   Regulation FD Disclosure.

On February 9, 2004, The IT Group, Inc. (the “Company”), and its affiliated debtors (the “Subsidiaries”, and together with the Company, the “Debtors”) filed with the Bankruptcy Court the First Amended Disclosure Statement Pursuant To Section 1125 Of The Bankruptcy Code With Respect To The First Amended Joint Chapter 11 Plan For The IT Group, Inc. And Its Affiliated Debtors Proposed By The Debtors And The Official Committee Of Unsecured Creditors (as subsequently amended or modified, the “Amended Disclosure Statement”), which describes the Debtors’ history, significant events occurring in the Debtors’ Chapter 11 cases and a summary and analysis of the Joint Chapter 11 Plan For The IT Group, Inc. and Its Affiliated Debtors Proposed by the Debtors and the Committee (as subsequently amended or modified, the “Plan”). On February 11, 2004, the Bankruptcy Court entered an order (the “Order”), among other things, approving the Amended Disclosure Statement as containing adequate information as such term is defined in Section 1125 of the Bankruptcy Code and authorizing the solicitation of votes from creditors in favor of the Plan, which began on February 16, 2004.

Copies of the Amended Disclosure Statement and the Order are filed on Form SE dated as of February 9, 2004, as Exhibits 99.1 and 99.2 respectively, and are incorporated by reference herein. In addition, copies of the Order and the Amended Disclosure Statement may be viewed at the Bankruptcy Court’s web site at www.deb.uscourts.gov.

Item 7.   Financial Statements and Exhibits.

(c) Exhibits:

Number	Description

99.1	First Amended Disclosure Statement Pursuant To Section 1125 Of The Bankruptcy Code With Respect To The First Amended Joint Chapter 11 Plan For The IT Group, Inc. And Its Affiliated Debtors Proposed By The Debtors And The Official Committee Of Unsecured Creditors, as filed with the United States Bankruptcy Court for the District of Delaware on February 9, 2004. Filed in accordance with Rule 311(a) of Regulation S-T on Form SE, dated as of February 9, 2004.

99.2	Order of the United States Bankruptcy Court for the District of Delaware, dated February 11, 2004 (I) Approving Form of Ballot and Proposed Solicitation and Tabulation Procedures; (II) Fixing Date, Time and Place for Voting on the Joint Chapter 11 Plan for the IT Group, Inc. and its Affiliated Debtors Proposed by the Debtors and The Official Committee of Unsecured Creditors; (III) Approving the Form and Manner of Notice Thereof; (IV) Fixing the Last Date for Filing Objections to the Plan; and (V) Scheduling a Hearing to Consider Confirmation of the Plan. Filed in accordance with Rule 311(a) of Regulation S-T on Form SE, dated as of February 9, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE IT GROUP, INC.

By:	/s/ Harry J. Soose, Jr.

Name:	Harry J. Soose, Jr.
Title:	Chief Operating Officer

Date: March 19, 2004

INDEX TO EXHIBITS

Number	Description

99.1	First Amended Disclosure Statement Pursuant To Section 1125 Of The Bankruptcy Code With Respect To The First Amended Joint Chapter 11 Plan For The IT Group, Inc. And Its Affiliated Debtors Proposed By The Debtors And The Official Committee Of Unsecured Creditors, as filed with the United States Bankruptcy Court for the District of Delaware on February 9, 2004. Filed in accordance with Rule 311(a) of Regulation S-T on Form SE, dated as of February 9, 2004.

99.2	Order of the United States Bankruptcy Court for the District of Delaware, dated February 11, 2004 (I) Approving Form of Ballot and Proposed Solicitation and Tabulation Procedures; (II) Fixing Date, Time and Place for Voting on the Joint Chapter 11 Plan for the IT Group, Inc. and its Affiliated Debtors Proposed by the Debtors and The Official Committee of Unsecured Creditors; (III) Approving the Form and Manner of Notice Thereof; (IV) Fixing the Last Date for Filing Objections to the Plan; and (V) Scheduling a Hearing to Consider Confirmation of the Plan. Filed in accordance with Rule 311(a) of Regulation S-T on Form SE, dated as of February 9, 2004.